UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      May 17, 2005

CPI CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10204	43-1256674
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (314) 231-1575

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 17, 2005, the board of directors (the "Board") of CPI Corp. (the "Company") amended Article III, Section 3.2 of the Bylaws of the Company to reduce the size of the Board from seven to five. A copy of the Bylaw amendment is attached as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

3.1 Amendment to the Bylaws of CPI Corp. effective as of May 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPI CORP.

By:          /s/ Gary Douglass

Name: Gary Douglass

Title: Executive Vice President,
Finance and Chief Financial Officer
and Member of the
Office of the Chief Executive

Dated: May 23, 2005